                                                                    EXHIBIT 10.6


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS

AMENDED (THE "SECURITIES ACT") AND IS BEING SOLD PURSUANT TO AN EXEMPTION FROM

REGISTRATION THEREUNDER. THIS SECURITY MAY NOT BE TRANSFERRED IN THE ABSENCE OF

AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF

COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                                PROMISSORY NOTE

                             PRESTOLITE NEWCO, INC.
                             ----------------------

A$1.00                                                          January 22, 1998

FOR VALUE RECEIVED, the undersigned PRESTOLITE NEWCO, INC., a Delaware corporation (the "Company"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of LUCAS INDUSTRIES PLC, an English corporation (the "Holder"), the principal sum of ONE ARGENTINE PESO (A$1.00), or such other amount as shall be payable from time to time under Clause 2 hereof, subject to the following terms and conditions, on the Due Date (as defined below). DEFINITIONS

As used in this Note, the following terms shall have the following meanings, such terms to be equally applicable to the singular and the plural forms of the terms so defined:

     "A$" means Argentine Pesos, the legal currency of Argentina.

     "Affiliate"              of any specified person means

                              (i) any other person which, directly or
                              indirectly, is in control of, is controlled by or is under common control

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                              with such specified person or

                              (ii) any other person who is a director or executive officer

                              (A) of such specified person,

                              (B) of any Subsidiary of such specified person or

                              (C) of any person described in clause (i) above.

     "Business Day"           means a day of the year on which banks are not
                              required or authorized to close in New York City, United States, London, England or Buenos Aires,
                              Argentina.

     "Capital Stock"          means any and all shares, interests, rights to
                              purchase, warrants, options, participations or other equivalents of or interests in (however designated) corporate stock, including any preferred stock.

     "Date of Utilization"    means :-

                              (i) where the Settlement Consideration is cash, the date of receipt of such cash; or

                              (ii) where the Settlement Consideration is a freely transferable bond, the date of transfer by Indiel of such bond either to the Holder or a third party, or if such bond is not transferred, the date such bond is utilized to reduce or eliminate any liability of Indiel or any Affiliate of Indiel to make an actual payment of taxation;

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                              (iii) where the Settlement Consideration
                              is a credit or relief against taxation (other than a freely transferable bond) the date that the payment of taxation would be due against which such Settlement Consideration is utilized to reduce or eliminate said liability of Indiel or any Affiliate of Indiel to make such payment of taxation.

     "Due Date"               means the earlier of 5 years from the date of this
                              note and the date falling twenty (20) Business
                              Days following the Date of Utilisation.

     "Indiel" means Lucas Indiel Argentina S.A., an Argentine corporation.

     "Settlement              means any consideration credit, relief or bond
     Consideration"           received by Indiel or any Affiliate of Indiel in
                              satisfaction or partial satisfaction of the Tax
                              Receivable.

     "Subsidiary"             means any corporation, association, partnership or
                              other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by

                              (i) the Company,

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                              (ii) the Company and one or more Subsidiaries or

                              (iii)one or more Subsidiaries.

     "Tax Receivable"         means the long term receivable deferred tax
                              recorded as an asset on the balance sheet of Indiel in its audited accounts for the year ended
                              31 January 1997 which arises from the suspended tax benefits available under the VAT Promotional
                              Scheme.

     "Tax Payment"            means:

                              (i) where the Settlement Consideration is cash the amount of such cash; or

                              (ii) where the Settlement Consideration is a freely transferable bond, either (a) the face value of such bond if transferred to the Holder,
                              (b) the amount received by Indiel or any Affiliate on the transfer of such bond if transferred to a third party, or (c) the amount of taxation saved by Indiel or any Affiliate by utilising such bond together, in each case, with any interest received on such bonds less any tax paid on such interest; or

                              (iii) where the Settlement Consideration is a credit or relief against taxation (other than a freely transferable bond) the amount of taxation actually saved by Indiel or any Affiliate by utilising such credit or relief.

     "VAT Promotional Scheme" means the regime set forth by Laws 21,608 and
                              22,021

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                              and its implementing regulations, including
                              Decress 435/90, 1033/91 and 2054/92 and DGI RG
                              3838 and 3905.

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1.   PAYMENTS, CURRENCY AND COMPUTATIONS.


     1.1 The Company shall make each payment hereunder not later than 2:00 P.M. (New York City time) on the Due Date in United States dollars (or such other currency as the Company and the Holder may agree) to the Holder at its address referred to in Clause 10, in same day funds. The amount of such payment shall be converted from the amount due hereunder in Argentine pesos at the exchange rate (calculated at the average of the "bid" and "asked" exchange rate) quoted by Reuters (or a different independent wire service providing international spot exchange rates as agreed to by the Parties) in New York at 1:00 p.m. on the Due Date.

     1.2 Whenever a Due Date would otherwise occur on a day other than a Business Day, the last day of such Due Date shall be extended to occur on the next succeeding Business Day.

     1.3 Any failure by the Company to make a payment within five days after a Due Date when due shall obligate the Company to pay interest to the Holder at a rate per annum 5% above the prime rate as quoted in the Eastern edition of the Wall Street Journal as of the Due Date and, in the event such a rate is not quoted on such date then on the immediately preceding date such rate is quoted, such interest due and payable upon the payment of principal otherwise due and payable. All computations of interest shall be made on the basis of a year of 365 or 366, as the case may be, days for the actual number of days (including the first day but excluding the last day) occurring in the period for which interest is payable.

2.   TOTAL OBLIGATION
     ----------------

     2.1 The obligation of the Company to pay principal hereunder shall automatically, and without any further action on the part of either the Company or the Holder, from time to time be increased on each Date of Utilisation to an amount equal to the aggregate amount of all Tax Payments received by Indiel at and prior to such

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          time less any principal payments made by the Company to the Holder at and prior to such time.

     2.2 In the event of a dispute between the Company and the Holder concerning the amount of any Tax Payment or any Date of Utilisation, an independent auditor and location for audit (chosen by the Holder and the Company (and in the absence of agreement as to the auditor, the audit shall be by Coopers & Lybrand in New York City, New York) and acting as an expert and not as an arbitrator) shall determine the issue in dispute; such decision to be final and binding on the Parties in the absence of manifest error. The Company and Indiel shall allow such auditor reasonable access to Indiel and its books and records. The costs of such auditor shall be borne equally by the Company and the Holder.

     2.3 If Indiel is no longer entitled to receive any Tax Payments as a consequence of any action or omission of Indiel or any Affiliate of Indiel which reduces the obligation of the Argentine Government to make a Tax Payment, then Clause 2.1 shall apply as if a Tax Payment had been received by Indiel equal to the amount of Tax Receivable less the aggregate amount of all principal payments made by the Company to the Holder prior to such time.


3.   PAYMENTS OF PRINCIPAL
     ---------------------

     3.1 The Company shall pay to the Holder in full on any Due Date the aggregate principal amount due hereunder.

     3.2 Where the Settlement Consideration is a freely transferable bond, the Company shall notify the Holder of the receipt and procure that Indiel or any Affiliate takes such action to either transfer such bond or utilize it to reduce or eliminate any tax liability as the Holder may request.

     3.3 Where the Settlement Consideration is a relief or credit from taxation (other than a freely transferable bond) the Company shall notify the holder of the receipt and

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          procure that Indiel or any Affiliate takes such action as is necessary to utilize such relief or credit as soon as possible.

     3.4 If Indiel has the opportunity of recovering part or all of the Tax Receivable in advance of the scheduled date (under DGI RG 4182) the Company will notify the Holder and (at the cost of the Holder) procure that Indiel takes any reasonable steps to apply for and obtain such recovery PROVIDED THAT Indiel shall not be required to take any steps which put it in default under any other agreement. Any amounts received by virtue of such action will be treated as Settlement Consideration received in cash.

     3.5 Following a notification referred to in clause 3.2 or 3.3, the Company shall procure that Indiel gives the Holder reasonable access at all reasonable times to its financial and tax books, records, computations and accounts for the purpose of confirmation of such Settlement Consideration or its Date of Utilisation.

4.   REDUCTION OF PRINCIPAL OBLIGATION
     ---------------------------------

     After all Settlement Consideration has been received and has resulted in all Tax Payments in respect of all Tax Receivable and all principal and any other amounts due hereunder have been paid in full, this Note shall be surrendered to the Company for cancellation and shall not be released.

5.   CANCELLATION
     ------------

     Notwithstanding any other provision contained herein, if the Tax Receivable shall be reduced to zero pursuant to a termination of the VAT
     Promotional Scheme by the Argentine Government related to such Tax Receivable, then upon payment of all Tax Payments received prior to such time, or in respect of Settlement Consideration then in existence, this note shall be deemed paid in full and surrendered for cancellation.

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6.   TAXES
     -----

     If the Company makes any payment hereunder in respect of which it is required by law to make any deduction or withholding, it shall pay the full amount to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and promptly thereafter shall furnish to the Holder an original or certified copy of a receipt evidencing payment thereof, together with such other information and documents as the Holder may reasonably request.

7.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY
     ---------------------------------------------

     The Company represents and warrants as follows:

     7.1 The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware.

     7.2 The execution, delivery and performance by the Company of this Note are within the Company's corporate powers, have been duly authorised by all necessary corporate action, and do not contravene (a) the Company's charter or by-laws or (b) any law or any contractual restriction binding on or affecting the Company.

     7.3 No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Company of this Note.

     7.4 This Note is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

8.   REPRESENTATIONS AND WARRANTIES OF THE HOLDER
     --------------------------------------------

     The Holder represents and warrants as follows:

     8.1 The Holder has been advised and understands that this Note has not been registered under the Securities Act. The Holder, by purchasing this Note, agrees

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          for the benefit of the Company that this Note may not be resold, pledged or otherwise transferred.

     8.2 The Holder has the full legal right and power and all authority and approvals required to execute and deliver, or authorize execution and delivery of, this Note and all other instruments executed and delivered by or on behalf of such Holder in connection with the purchase of this Note, and to purchase this Note. The signature of the party signing on behalf of the Holder is binding on the Holder.

9.   AMENDMENTS, ETC
     ---------------

     No amendment or waiver of any provision of this Note, nor consent to any departure by the Company herefrom, shall in any event be effective unless the same shall be in writing and signed by the Holder and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

10.  NOTICES, ETC.
     -------------

     10.1 All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to the Company, to it care of Prestolite Electric Incorporated, 2100 Commonwealth Blvd., Ann Arbor, MI 48105, Attention:
          President; and if to the Holder, care of Lucas Industries plc, at its address at Stratford Road, Solihull, B90 4LA; or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively, except that notices to the Holder shall not be effective until received by the Holder. Upon request from the Holder, the Company will

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          provide the Holder with the information required in Treasury
          Regulation, Section 1.1275-3(b)(1)(i).

     10.2 The Company waives presentment demand protest notice of dishonour, notice of demand and notice of non-payment.

11.  NO WAIVER; REMEDIES
     -------------------

     No failure on the part of the Holder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

12.  REIMBURSEMENT OF HOLDER
     -----------------------

     The Company shall reimburse the Holder upon demand for any and all costs and expenses (including without limitation Court costs, legal expenses and reasonable attorney fees whether or not suit is instituted and if suit is instituted whether at the trial court level, appellate level in a bankruptcy probate or administrative proceeding or otherwise) incurred in collecting this note or incurred in any other matter or proceeding relating to this note where in such matter or proceeding the Holder is successful.

13.  BINDING EFFECT
     --------------

     13.1 Subject to Clause 13.2 , this Note shall be binding upon and inure to the benefit of the Company and the Holder and their respective successors, except that the Company shall not have the right to assign any of its rights or obligations hereunder.

     13.2 The Holder may, upon at least 20 Business Days' notice to the Company, assign to a controlled Affiliate all of its rights and obligations under this Note; all costs and expenses relating to such assignment shall be borne by the parties thereto.

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14.  GOVERNING LAW
     -------------

     This Note shall be governed by, and construed in accordance with, the laws of the internal State of New York, United States.

15.  CONSENT TO JURISDICTION: VENUE
     ------------------------------

     The Company irrevocably consents to the jurisdiction of any state or federal Court located in the Borough of Manhattan, City of New York United States; provided however that nothing contained in this note shall prohibit the holder from bringing any action enforcing any award of judgment or exercising any other rights against the Company or against any property of the Company within any other County, State or foreign or domestic jurisdiction. The Company acknowledges and agrees that the venue provided above is the most convenient forum for the Company and the Holder and the Company waives any objection to venue and any objection based on a more convenient forum in any action instituted under this note.

16.  WAIVER OF JURY TRIAL
     --------------------

     The Company irrevocably waives any and all rights the Company may have to a trial by jury in any action proceeding or claim of any nature relating to this Note, any documents executed in connection with this Note or any transaction contemplated in any of such documents. The Company acknowledges that the foregoing waiver is knowing and voluntary.


IN WITNESS WHEREOF, the Company has caused this Note to be executed by its officer thereunto duly authorised, as of the date first above written.

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PRESTOLITE NEWCO, INC.


By:       /s/ P. Kim Packard
          ------------------


Name:  P. Kim Packard

Title:  President



By:       /s/ Kenneth C. Cornelius
          ------------------------

Name:  Kenneth C. Cornelius

Title:  Vice President



SIGNED by CHRIS LONG-LEATHER  )     /s/ Chris Long-Leather
                                    ----------------------
as duly authorised attorney   )
for and on behalf of          )
LUCAS INDUSTRIES PLC, as      )
to Clause 10 only             )


                                    Chris Long-Leather as attorney for Lucas
                                    Industries plc

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